UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2777 Orchard Parkway, San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

(408) 514-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.025 per share	CALX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of Calix, Inc. (the “Company”) on May 11, 2023, the stockholders approved the following proposals, casting their votes as follows:
Proposal 1: To elect two Class I directors to the Company’s Board of Directors (the “Board”) to serve until the 2026 annual meeting of stockholders or until their successors are elected and have been qualified, or until their earlier death, resignation or removal:

Nominee	For	Withheld	Broker Non-Votes
Kathleen Crusco	51,120,343	2,538,564	7,907,949
Carl Russo	50,119,236	3,539,671	7,907,949

Proposal 2: To approve the Third Amended and Restated 2019 Equity Incentive Award Plan (“2019 Plan”) to increase the number of shares of common stock issuable under the 2019 Plan by 1,500,000 shares:

For	Against	Abstained	Broker Non-Votes
35,433,660	17,901,713	323,534	7,907,949

Proposal 3: To approve the Third Amended and Restated 2017 Nonqualified Employee Stock Purchase Plan (“Nonqualified ESPP”) to increase the number of shares of common stock issuable under the Nonqualified ESPP by 1,200,000 shares:

For	Against	Abstained	Broker Non-Votes
42,486,827	10,870,799	301,281	7,907,949

Proposal 4: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstained	Broker Non-Votes
38,700,360	14,604,514	354,033	7,907,949

Proposal 5: To approve, on a non-binding, advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
51,565,812	44,094	2,007,137	41,864	7,907,949

Proposal 6: To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstained
61,314,614	221,666	30,576

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 12, 2023	Calix, Inc.

		By:	/s/ Doug McNitt
Doug McNitt
EVP, General Counsel
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